                                                                      EXHIBIT 99

                                 GELMAN SCIENCES INC.
                           SPECIAL MEETING OF STOCKHOLDERS

                                   FEBRUARY 3, 1997

    P
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Charles Gelman and Kim A. Davis, and each of them, as proxies, each with the
    R
         power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated hereon, all of the shares of common stock of Gelman Sciences Inc. ("Gelman") which the undersigned is entitled
    O
         to vote at a Special Meeting of Stockholders of Gelman to be held on Monday, February 3, 1997, and at any adjournment or postponement thereof.
    X
         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL AND ADOPTION OF THE AGREEMENT AND
    Y
         PLAN OF REORGANIZATION AND MERGER BY AND AMONG PALL CORPORATION, PALL ACQUISITION CORPORATION AND GELMAN, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT-PROSPECTUS AND INCLUDED THEREIN AS EXHIBIT A.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

                                                     (change of address)

                                                -----------------------------

                                                -----------------------------

                                                -----------------------------

                                                (If you have written in the
                                                above space, please mark the
                                                corresponding box on the
                                                reverse side of this card.)

                                                                 ---------
                                                                    SEE
                                                                  REVERSE
                                                                   SIDE
                                                                 ---------
     ------  PLEASE MARK YOUR
       X     VOTES AS IN THIS
     ------  EXAMPLE.

1. Proposal to approve and adopt the Agreement and Plan of Reorganization and Merger made on October 27, 1996, by and among Pall Corporation, Pall Acquisition Corporation and Gelman, and the transactions contemplated thereby.

               FOR                AGAINST               ABSTAIN

               / /                  / /                   / /


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


                                           / / Change of Address.

                                           / / I plan to attend the meeting.

                                           The undersigned hereby revokes all
                                           proxies heretofore given by the
                                           undersigned to vote at the Special
                                           Meeting or pany adjournment or
                                           postponement thereof.

                                           Please sign exactly as your name
                                           appears below. When shares are held
                                           by joint tenants, both should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by President or other
                                           authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.


                                           -------------------------------
                                           SIGNATURE(S)          DATE

                                           --------------------------------
                                           SIGNATURE(S)          DATE

                                              Please mark, sign, date and
                                            return this Proxy Card promptly,
                                              using the envelope provided.

                              GELMAN SCIENCES INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                FEBRUARY 3, 1997

The undersigned, as a participant in the Gelman Sciences Employee Stock Ownership Plan (the "ESOP"), hereby directs the Trustees to vote (in person or by proxy) the number of shares of Common Stock allocated and vested in the undersigned's account under the ESOP at the Special Meeting of Stockholders of Gelman Sciences Inc. ("Gelman") to be held on Monday, February 3, 1997 and at any adjournment or postponement thereof.

THIS DIRECTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
DIRECTION IS MADE, THE TRUSTEES WILL VOTE THE
PROXY "FOR" APPROVAL OF THE AGREEMENT AND              (change of address)
PLAN OF REORGANIZATION AND MERGER BY AND
AMONG GELMAN, PALL CORPORATION ("PALL") AND       ______________________________
PALL ACQUISITION CORPORATION, A SUBSIDIARY OF
PALL ("SUB"), AS MORE FULLY DESCRIBED IN THE      ______________________________
ACCOMPANYING PROXY STATEMENT-PROSPECTUS.
                                                  ______________________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
PROPOSAL 1.                                       ______________________________
                                                  (If you have written in the
THIS DIRECTION CARD IS SOLICITED BY CHARLES       above space, please mark the
GELMAN AND JACK GEISHECKER, JR. AS TRUSTEES       corresponding box on the
OF THE ESOP, ON BEHALF OF THE BOARD OF            reverse side of this card.)
DIRECTORS. THESE CONFIDENTIAL VOTING
INSTRUCTIONS WILL BE SEEN ONLY BY THE
TRUSTEES AND THEIR AUTHORIZED
REPRESENTATIVES. THE SHARES REPRESENTED BY
THIS DIRECTION CARD WILL BE VOTED IN
ACCORDANCE WITH THE SPECIFICATIONS MADE
HEREIN. IF NO DIRECTION IS MADE, THE SHARES
WILL BE VOTED FOR PROPOSAL 1.
                                                                     SEE REVERSE
             (Continued and to be dated and signed on reverse side)      SIDE




[ X ] PLEASE MARK YOUR
      VOTE AS IN THIS
      EXAMPLE.




1.   Proposal to approve and adopt the             FOR     AGAINST     ABSTAIN        2.   In their discretion, the Trustees are
     Agreement and Plan of Reorganization and      [ ]       [ ]         [ ]               authorized to vote upon such other
     Merger by and among Gelman, Pall and Sub                                              business related to the Merger Agreement
     made on October 27, 1996 and the                                                      as may properly come before the meeting
     transactions contemplated thereby.                                                    or any adjournment or postponement
                                                                                           thereof.


                                             [  ]  Change of address.

                                             [  ]  I plan to attend the meeting.




SIGNATURE(S) _________________________________________________  DATE _______    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                                DIRECTION CARD PROMPTLY, USING THE ENCLOSED ENVELOPE

SIGNATURE(S) _________________________________________________  DATE _______

NOTE: Please date this direction card and sign exactly as your name appears hereon. If the shares are registered in more than one name, each joint owner should sign. When signing as attorney, administrator, executor, personal representative, guardian or trustee, please add your title to the signature. PLEASE SIGN AND RETURN THIS DIRECTION CARD.

                              GELMAN SCIENCES INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                FEBRUARY 3, 1997

The undersigned, as a participant in the Gelman Sciences 401(k) Savings Plan (the "Plan"), hereby directs the Trustee to vote (in person or by proxy) the number of shares of Common Stock credited to the undersigned's account under the Plan at the Special Meeting of Stockholders of Gelman Sciences Inc. ("Gelman") to be held on Monday, February 3, 1997 and at any adjournment or postponement thereof.

THIS DIRECTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
DIRECTION IS MADE, THE TRUSTEE WILL VOTE THE           (change of address)
PROXY "FOR" APPROVAL OF THE AGREEMENT AND
PLAN OF REORGANIZATION AND MERGER BY AND          ______________________________
AMONG GELMAN, PALL CORPORATION ("PALL") AND
PALL ACQUISITION CORPORATION, A SUBSIDIARY OF     ______________________________
PALL ("SUB"), AS MORE FULLY DESCRIBED IN THE
ACCOMPANYING PROXY STATEMENT-PROSPECTUS.          ______________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR      ______________________________
PROPOSAL 1.                                       (If you have written in the
                                                  above space, please mark the
THIS DIRECTION CARD IS SOLICITED BY FIDELITY      corresponding box on the
MANAGEMENT TRUST COMPANY ON BEHALF OF THE         reverse side of this card.)
BOARD OF DIRECTORS. THESE CONFIDENTIAL VOTING
INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED
PERSONNEL OF THE TRUSTEE. THE SHARES
REPRESENTED BY THIS DIRECTION CARD WILL BE
VOTED IN ACCORDANCE WITH THE SPECIFICATIONS
MADE HEREIN. IF NO DIRECTION IS MADE, THE
SHARES WILL BE VOTED FOR PROPOSAL 1.
                                                                     SEE REVERSE
             (Continued and to be dated and signed on reverse side)     SIDE





[ X ] PLEASE MARK YOUR
      VOTE AS IN THIS
      EXAMPLE.

1.   Proposal to approve and adopt the            FOR      AGAINST      ABSTAIN      2.   In its discretion, the Trustee is
     Agreement and Plan of Reorganization and     [ ]        [ ]          [ ]             authorized to vote upon such other
     Merger by and among Gelman, Pall and Sub                                             business related to the Merger Agreement
     made on October 27, 1996 and the                                                     as may properly come before the meeting
     transactions contemplated thereby.                                                   or any adjournment or postponement
                                                                                          thereof.

                                               [ ] Change of address.

                                               [ ] I plan to attend the meeting.

SIGNATURE(S) _________________________________________________  DATE _______    PLEASE MARK, SIGN, DATE AND RETURN THIS DIRECTION
                                                                                CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
SIGNATURE(S) _________________________________________________  DATE _______

NOTE: Please date this direction card and sign exactly as your name appears hereon. If the shares are registered in more than one name, each joint owner should sign. When signing as attorney, administrator, executor, personal representative, guardian or trustee, please add your title to the signature. PLEASE SIGN AND RETURN THIS DIRECTION CARD.